MULTIMEDIA, INC.          2-28-86
                                  BY-LAWS
                         Effective April 10, 1980
                 With Amendments Through November 1, 1985

                                 ARTICLE I

         NAME, PLACES OF BUSINESS AND REGISTERED OFFICE AND AGENT

     Section 1. The name of the corporation shall be MULTIMEDIA, INC.

     Section 2. The principal place of business of the corporation shall be 305 South Main Street, Greenville, South Carolina, 29601.

     Section 3. The corporation may also have offices at such other places, both within and without the State of South Carolina, as the Board of Directors may from time to time determine or as the business of the corporation may require.

     Section 4. The registered office and registered agent shall be as designated by the Board of Directors from time to time.

                                ARTICLE II

                       MEETINGS OF THE SHAREHOLDERS

     Section 1. The annual meeting of the shareholders to be held in 1985 for the election of Directors and the transaction of such other business as may properly come before the meeting shall be held at the principal place of business of the corporation at such date as may be determined by the Board of Directors prior to December 31, 1985; and, subsequent to 1985, the annual meeting of the shareholders for the election of Directors and the transaction of such other business as may properly come before the meeting shall be held at the principal place of business of the corporation at 11:00 a.m. on the 4th Tuesday of the 6th month after the end of the fiscal year of the corporation or at such earlier time and place as may be determined by the Board of Directors.

     Section 2. Special meetings of the shareholders of the corporation may be held either at the place mentioned in the foregoing section or at any other place within or without the State of South Carolina designated by the Board of Directors. Such special meetings may be called by the President, the Chairman of the Board of Directors, a majority of the Board of Directors, or by stockholders holding in the aggregate of not less than ten percent (10%) of the outstanding shares of stock entitled to vote at the meeting.

     Section 3. Except as otherwise provided by law, written or printed notice shall, by or at the direction of the President, the Secretary or the officer or persons calling the meeting, be given each shareholder of record entitled to vote at such meeting, either personally or mailed to his, her or its last recorded address, not less than ten (10) nor more than fifty (50) days before the date of said meeting, the notice to state the place, date and hour the meeting is to be held, and in the case of a special meeting, the purpose or purposes for which the meeting is called.

     Section 4. Notice of a meeting of shareholders need not be given any shareholder who signs a waiver of notice, in person or by proxy, either before or after the meeting. The waiver need not specify the purpose of or the business to be transacted at such meeting. Attendance of a shareholder at a meeting, in person or by proxy, shall of itself constitute waiver of notice, except when the shareholder attends a meeting solely for the purpose of stating his objection, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

     Section 5. At all meetings of the shareholders, regular or special, a majority of the shares entitled to vote thereat, whether in person or by proxy, shall constitute a quorum. A majority of the votes by the shareholders constituting such quorum may decide any question coming before the meeting, except where otherwise provided by law. Shareholders present at a duly called or held meeting at which a quorum is present may continue to do business at the meeting or at any adjournment thereof notwithstanding the withdrawal of enough shareholders to leave less than a quorum. In the absence of a quorum, any meeting of the shareholders may be adjourned from time to time, by a vote of a majority of the shares present.

     Section 6. When a meeting is adjourned, for whatever reason, for thirty days or more, notice of the adjourned meeting shall be given as provided in Section 3. Notice of a meeting adjourned for less than thirty days need not be given if the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken, and at the adjourned meeting the corporation may transact any business which might have been transacted at the meeting at which the adjournment was taken.

     Section 7. At all shareholders meetings, regular or special, each holder of voting stock shall be entitled to one vote for each share of stock held or owned by him. Each holder of shares entitled to vote at an election of Directors shall have the right to cumulate his votes either (1) by giving to one candidate as many votes as shall equal the number of Directors who are to be elected and for whose election he has a right to vote, multiplied by the number of shares owned by such holder, or (2) by distributing his votes on the same principle among any number of candidates.

          A shareholder who intends to vote his shares as provided in the preceding paragraph shall either (1) give written notice of such intentions to the President or other officer of the corporation not less than forty-eight hours before the time fixed for the meeting, or (2) announce his intention in such meeting before the voting for Directors shall commence; and all shareholders entitled to vote at such meeting shall without further notice be entitled to cumulate their votes. If a shareholder intending to cumulate his votes gives notice at the meeting, the person presiding may, or if requested by any shareholder shall, recess the meeting not to exceed two hours and not less than fifteen minutes. Unless a shareholder so demands, the election of Directors need not be by ballot.

     Section 8. (a) Every shareholder entitled to vote at any meeting may appoint one or more agents to vote on his, her or its behalf. Such appointment shall be by a printed or written proxy executed by the shareholder or by his duly appointed attorney-in-fact, or by a telegram or cablegram appearing to have been transmitted by the shareholders.

                    (b) No proxy shall be valid after the expiration of eleven months from the date of its execution. Every proxy shall be dated as of its execution, and no proxy shall be undated or postdated. Every proxy, except as otherwise provided in this section, shall be revocable at the pleasure of the shareholder executing it, and a proxy may be revoked by an instrument which in terms revokes the proxy, or by a duly executed proxy bearing a later date. The authority of a proxyholder shall not be revoked by death or supervening incapacity of the shareholder executing the proxy unless, before such authority is exercised, written notice of such death or incapacity is filed with the corporate officer responsible for maintaining the list of shareholders.

          The presence of a shareholders' meeting of the shareholder appointing a proxy shall not of itself revoke the proxy, but such shareholder may revoke the appointment by giving notice to the corporate officer responsible for maintaining the list of shareholders, or by giving notice in open meeting of the shareholders. Every proxy shall be in writing and signed by the shareholder or his duly authorized attorney-in-fact and, when filed with the secretary, shall, unless otherwise specified in the proxy, continue in force from year to year until revoked by a writing duly delivered to the secretary or until superseded by subsequent proxies.

                    (c)  Unless a proxy otherwise specifically
provides, any proxyholder shall have the power to appoint in writing a substitute to act in his place.

                    (d) No proxy shall be solicited on the basis of any proxy statement, form of proxy, notice of meeting, or other communication, written or oral, containing any statement which was, at the time and in the light of the circumstances under which it was made, false or misleading with respect to any material fact or which omits to state any material fact necessary in order to make the statements therein not false or misleading.

                    (e) A proxy which is entitled "irrevocable proxy" and which specifically states that it is irrevocable, shall be irrevocable only when it is held by any of the following or by a nominee of any of the following:

                    (1) a pledgee of the shares which are the subject of the proxy;

                    (2) a person who has contracted to purchase the shares which are the subject of the proxy;

                    (3) a creditor or creditors of the corporation who extend or continue credit to the corporation in consideration of the proxy, if such proxy specifically states that it was given in consideration of such extension or continuation of credit, and sets forth the amount of, and the name of the person extending or continuing, credit;

                    (4) an officer of the corporation under an employment contract which required a proxy, if the proxy states that it was given in consideration of the contract, the name of the employee, and the period of employment contracted for;

                    (5) a person, including an arbitrator, designated by or under a shareholder's agreement as provided by law. Any such proxy shall become revocable after the pledge is redeemed, or the contract of purchase has been performed and the purchaser has become a shareholder of record, or the debt of the corporation is paid, or the period of employment stipulated in the contract of employment has been terminated, or the agreement has terminated according to law.

                    (f)  No proxy, whether or not designated as
irrevocable as permitted by subsection (e), shall be valid after ten years from the date of its execution, unless before the expiration date such proxy is renewed or extended for not more than ten years from the date of such renewal or extension.

                    (g) A proxy may be revoked, notwithstanding a provision making it irrevocable, by a purchaser of shares without knowledge of the existence of such provision, unless notice of the proxy and of its irrevocability plainly appears on the face or back of the certificate representing such shares.

                    (h) The foregoing provisions shall be applicable to proxies given by the holders of the corporation's bonds, debentures or other obligations where a right to vote is conferred upon such holders by the articles of incorporation as permitted by law.

     Section 9. (a) Action taken at any meeting of shareholders, however called and with whatever notice, or with no notice, shall be deemed action of the shareholders taken at a meeting duly called and held on proper notice, if:

          All shareholders entitled to vote at the meeting are present in person or by proxy, and no shareholder objects to holding the meeting; or

          If a quorum is present either in person or by proxy, no one present objects to holding the meeting, and each absent person entitled to vote at the meeting signs, either before or after the meeting, a written waiver of notice, or consent to the holding of the meeting, or approval of the action taken and shown by the minutes thereof. All such waivers, consents or approval shall be filed with the corporate records or made a part of the minutes of the meeting.

          Action required or permitted to be taken by shareholders may be taken without a meeting if a written consent, setting forth the action so taken, is signed by the holders of all outstanding shares entitled to vote on such action and is filed with the Secretary of the corporation as part of the corporate records. Such written consent shall have the same effect as a unanimous vote of the shareholders and may be stated as such in any certificate or document, including those required to be filed with the Secretary of State.

                    (b) A shareholder shall not sell his vote to any person, nor shall he issue a proxy to vote for any sum of money or anything of value, except so far as subsection (e) of this section authorizes irrevocable proxies.

     Section 10. The Board of Directors in advance of any meeting of the shareholders shall appoint two or more inspectors to act at the meeting or any adjournment thereof. Each inspector so appointed before entering upon the discharge of his duties shall be sworn to execute the duties of inspector at such meeting and the oath so taken shall be subscribed by each inspector. They shall supervise, receive and tally the vote and announce the resulting choice to the shareholders assembled.

     Section 11. Upon request of any shareholder, the vote on any question arising at any meeting shall be by ballot. Directors shall be elected by plurality vote and whenever any other action is to be taken by vote of the shareholders it shall, except as otherwise required by law, be authorized by a majority of the votes cast at the meeting by the holders of shares entitled to vote.

                                ARTICLE III

                                 DIRECTORS

     Section 1.     Conduct of Corporate Business

     The business, property and affairs of the corporation shall be managed and controlled by its Board of Directors.

     Section 2.     Number, Term and Qualifications

     (a) The number of Directors comprising the Board of Directors shall be not less than five nor more than 19. The number of Directors elected at the shareholders' meeting at which these By-Laws are adopted shall constitute the authorized number of Directors unless and until changed by (1) amendment of the Articles of Incorporation, (2) a by-law duly adopted by the shareholders, or (3) action of the Board of Directors pursuant to a by-law duly adopted by the shareholders.

          The foregoing action may be taken at an annual meeting of the shareholders or at a special meeting called for the purpose of electing Directors, provided that notice of such proposed action has been given to the shareholders.

          The number of Directors to be elected at any annual or special meeting of the shareholders shall be determined by the Board. In the absence of such determination, the number to be elected shall be the same as the number to be elected at the last annual meeting. Any directorship not filled by the shareholders at an annual or special meeting shall be deemed to be a vacancy to be filled in accordance with Section 5 of this Article III.

          No decrease in the number of Directors shall have the effect of shortening the term of any incumbent Director.

     (b) At the annual meeting of the shareholders, or at any special meeting called for that purpose, the shareholders shall elect Directors to hold office from the time of his election and qualification until his resignation, removal, disqualification, death or incapacity, or until his successor shall have been elected and qualified, whichever event shall first occur.

     (c) Directors need not be residents of South Carolina, nor with the exception of the Chairman of the Board and President, need they be shareholders of the corporation.

     (d) With the exception of the members of the Board over 65 years of age who are serving on the effective date of these By-Laws (April 10, 1980), no person shall be elected, appointed or serve as a Director until he reaches the age of 25 years or after the annual meeting of the shareholders next succeeding his 70th birthday.

     Section 3.     Election

     Except as provided in Section 5 (Vacancy), the Directors shall be elected at the annual meeting of the shareholders or at a special meeting of shareholders called for that purpose.

     Voting for Directors shall be held in accordance with Section 7 of Article II.

     Section 4.     Resignation

     A Director may resign at any time and acceptance of his resignation shall not be necessary to make it effective. Such resignation shall take effect at the time stated. If a resignation is to take effect at a future date, the Board of Directors or the shareholders may elect a successor to take office when the resignation becomes effective.

     Section 5.     Vacancy

     A vacancy in the Board, however occurring, may be filled by the affirmative vote of the majority of the Directors remaining in office, even though less than a quorum, or by a sole remaining Director. Any vacancy created by an increase in the number of Directors, unless said vacancy is filled by vote of the shareholders, may be filled by majority vote of the Board until the next annual meeting of the shareholders or any special meeting called earlier for the purpose of the election of Directors.

     If a vacancy occurs with respect to a Director elected by the votes of a particular class of shares, the vacancy shall be filled by the remaining Director or Directors elected by that class or by the shareholders of that class. Any Director elected to fill any vacancy shall be elected for the unexpired term of his predecessor. A Director who resigns may postpone the effectiveness of his resignation to a future date or upon the occurrence of a future event specified in a written tender or resignation. A vacancy shall be deemed to exist at the time of such tender, and the Board of Directors or the shareholders may, then or thereafter, elect a successor to take office when the resignation, by its terms, becomes effective.

                                ARTICLE IV

                         MEETINGS OF THE DIRECTORS

     Section 1.     Annual Meeting

     (a) An annual meeting of the Board shall be held immediately after and at the same place as the annual meeting of the shareholders, for the purpose of organization, election of officers, appointment of committees and the transaction of other business.

          Notice of the annual meeting of the Board need not be given.

     (b) If the annual meeting of the Board is not held as required by Section 1 (a) of this Article, then it may be held at such other time or place as may be specified in a notice of meeting given as provided by Section 4 (a) (Notice of Meetings), for notices of regular meetings of the Board.

     Section 2.     Regular Meetings

     Not less than three regular meetings of the Board shall be held at quarterly intervals following the annual meeting as shall be specified in the notice of meeting required by Section 4 of this Article (Notice of Meeting) or in a waiver of the meeting signed by all the Directors then in office.

     Section 3.     Special Meetings

     (a) A special meeting of the Board shall be held whenever called by or at the request of the Chairman of the Board or the President or if the President is absent or unable or refuses to act, by any Vice-President, or by three Directors.

     (b) Special meetings shall be held at such time and place as shall be specified in the notice of meeting required by Section 4 of this Article (Notice of Meetings).

     Section 4.     Notice of Meetings

     (a) Notice of each meeting of the Board shall be given by any one of the following methods of communication:

          (1) by written notice delivered at least five days before the date of the meeting. In such case notice shall be delivered by leaving it with the director at his residence or usual place of business, or by mailing a copy thereof to him at his last know postoffice address or at such other address as he may have designated. If mailed, it shall be deemed delivered when deposited in the United States mails, with prepaid postage for the most rapid and expeditious means of delivery; or

          (2) by telegram dispatched or telephone call made at least 48 hours before the date of the meeting. A telegram shall be dispatched to the director's residence or usual place of business, or at his last known postoffice address or at such other address as he may have designated. Notice by telephone call may be given to the director or to any apparently responsible adult person at his residence or usual place of business or such place as he may have designated; or

          (3) by any other usual and customary means of communication at least 48 hours before the date of the meeting.

     (b) Directors need not all be notified by the same method of communication but if any method of communication complies with subsection (a), then the Secretary may, in his discretion and in view of the individual circumstances of each Director, determine the method which will most expeditiously insure timely and adequate notice to each Director.

     (c) Notice, however given, by whatever method of communication, shall specify the time and place and, in the case of a special meeting, also the purpose of the meeting. Specification of the purpose of a special meeting shall not preclude the Board from considering other business at that meeting.

     (d) Notice of any meeting need not be given to any Director who waives notice as provided in Section 5 (Waiver of Notice).

     Section 5.     Waiver of Notice

     (a) A Director may waive notice of any meeting. A written waiver of notice signed by the Director entitled to notice, whether before or after the time stated therein, shall be equivalent to the giving of notice. A waiver of notice need not specify the purpose of the meeting, notice of which is waived.

     (b) The attendance of a Director at a meeting for which notice is required shall operate as a waiver by him of notice of the meeting, except when the Director attends the meeting for the sole stated purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened or that proper notice has not been given.

     Section 6.     Ratification

     If an otherwise valid meeting of the Board of Directors or of any committee is held without call or notice where such is required, any action taken at such meeting shall be deemed ratified by a Director or committee member who did not attend, unless after learning of the action taken and of the impropriety of the meeting, he makes prompt objection thereto, and files the same in writing with the Secretary of the corporation.

     Section 7.     Organization

     (a) If the Chairman of the Board does not preside, the President of the corporation shall preside at the meeting of the Directors. If neither presides, a Director selected by the Board members present at the meeting shall preside.

     (b) The Secretary of the corporation shall act as secretary of all meetings of the Board but in his absence the presiding officer may appoint a secretary.

     Section 8.     Quorum

     (a) At any meeting of the Board of Directors a majority of the total number of Directors then in office shall constitute a quorum for the transaction of the business of the corporation. The vote of a majority of the Directors present at a meeting at which a quorum is present shall constitute the action of the Board of Directors.

     (b) The Directors present at a duly organized meeting of the Board may continue to transact business until adjournment, notwithstanding withdrawal of enough Directors to leave less than a quorum at the meeting.

     (c) If a quorum is absent at any properly called meeting of the Board, the meeting may be adjourned from time to time by a vote of a majority of the Directors present and voting on the motion to adjourn until a quorum is present. Thereafter, the directors may transact any business which might lawfully have been transacted at the original meeting of the Board.

     (d) Notice of an adjourned meeting need not be given if the time and place are fixed at the meeting adjourned and if the period of adjournment does not exceed ten days in any one adjournment.

     Section 9.     Attendance and Voting

     (a) Except as these By-Laws may otherwise provide, and subject to Section 8 (Quorum), the act of the majority of the Directors voting on any matter shall be the act of the Board.

     (b) Subject to any lawful and justifiable grounds for not attending a meeting, it shall be the duty of each Director to be present at each meeting of the Board.

     (c) It shall be the duty of each Director to vote on each matter presented at a meeting attended by him, unless he is disqualified by a conflict between his duties and a Director and his personal interest. It shall be the duty of the Director in such case promptly to disclose to the Board the relevant facts concerning such conflict of interest.

     (d) Directors may not vote by proxy at a meeting of the Board, and each Director shall have one vote on each question.

     Section 10.    Action Without a Meeting

     Action may be taken by the Board or a committee of Directors without formal meeting if all the Directors or committee members, as the case may be, sign a written document setting forth the action taken.

     Section 11.    Ratification

     Action taken without a meeting by a majority of Directors, or of a committee of Directors, shall be deemed action of the Board of Directors or of a committee if all Directors or committee members, as the case may be, execute either before or after the action is taken, a written consent thereto, and the consent is filed with the records of the corporation.

     Section 12.    Presumption of Assent

     A Director who is present at a meeting of the Board at which any action is taken shall be presumed to have assented to the action unless (a) his contrary vote is recorded or (b) his dissent is otherwise entered in the minutes of the meeting or (c) he shall file his written dissent to such action with the person acting as the secretary of the meeting before adjournment thereof or (d) shall forward such dissent by registered mail to the Secretary of the corporation immediately after adjournment of the meeting. Such right to dissent shall not be available to a Director who voted in favor of the action taken.

     Section 13.    Removal of Directors

     (a) The entire Board of Directors or any individual Director may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of Directors.

     (b) The removal of Directors, with or without cause, shall be always subject to the following:

          (1) Whenever a class of shares is entitled to elect one or more Directors under authority granted by the Articles of Incorporation, any Director so elected may be removed only by vote of the holders of the outstanding shares of that class voting as a class.

          (2) No Director who has been elected by cumulative voting may be removed if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire Board of Directors, or, if there be classes of Directors, at an election of the class of Directors of which he is a part.

     (c) If any or all Directors are removed, new Directors may be elected at the same meeting.

     (d) The Court of the County where the registered office is located may, at the suit of shareholders holding at least ten (10%) percent of the number of outstanding shares with or without voting rights, remove from office any Director in case of fraudulent or dishonest acts or gross abuse of authority or discretion in the discharge of his duties to the corporation and may bar from reelection any Director so removed for a period prescribed by the Court. The Corporation shall be made a party to any such action.

                                 ARTICLE V

                            POWERS OF DIRECTORS

     Section 1. In addition to the powers granted them by Statute or the Articles of Incorporation, or conferred upon them elsewhere in these By-Laws, the Board of Directors may exercise all such powers and do all such acts and things which a corporation may legally do, but subject to the provisions of the Statutes, the Articles of Incorporation and of these By-Laws.

     Section 2. Without limitation of the general powers conferred by the next preceding paragraph and other powers conferred upon them by these By-Laws and by Statute, it is hereby expressly declared that the Board of Directors shall have the following powers:

     (a) To purchase or otherwise acquire for the company any property, rights or privileges which the corporation is authorized to acquire at such prices and on such terms and conditions and for such consideration as they think fit.

     (b) At their discretion to pay for any property or rights acquired by the corporation, either wholly or partially, in money or stocks, bonds, debentures or other securities of the corporation.

     (c) To appoint, and at their discretion remove, or suspend such managers, officers, assistants, clerks, agents and servants, permanently or temporarily, as they may from time to time think fit, and to determine their duties and fix, and from time to time change, their salaries or emoluments, and to require security in such instances and in such amount as they deem expedient.

     (d) To confer by resolution upon any officer of the corporation the right to choose, remove or suspend such subordinate officers, agents or factors.

     (e) To appoint any person or persons to accept and hold in trust for the corporation any property belonging to the corporation or in which it is interested or for any other purposes and to execute and do all such duties and things as may be required in relation to any such trust.

     (f) To create, make and issue deeds, mortgages, bonds, deeds of trust, contracts, trust agreements and negotiable or transferable instruments and securities, secured by mortgage or otherwise, and to do every other act or thing necessary to effectuate the same.

     (g) To determine who shall be authorized to sign on the corporation's behalf deeds, mortgages, bills, notes, receipts, acceptances, endorsements, checks, releases, contracts and documents.

     (h) From time to time to provide for the management of the affairs of the corporation at home or abroad in such manner as they think fit, and in particular, from time to time to delegate for a specific transaction any of the powers of the Board of Directors to any committee, officer or agent and to appoint any persons to be agents of the corporation with such powers, (including the powers to subdelegate) and upon such terms as may be deemed expedient.

     (i)  To fix the compensation of themselves.

                                ARTICLE VI

                          COMMITTEES OF THE BOARD

     Section 1.     Executive Committee

     (a) The Board of Directors shall designate, from among its members, by resolution adopted by a majority of the total number of Directors, an Executive Committee. The members of said committee shall serve as long as they are Directors of the corporation and until their successors are designated or until they are relieved by resolution adopted by a majority of the Directors.

     (b) The Executive Committee shall have and may exercise all the authority of the Board in the management of the business, property and affairs of the corporation during the interim between meetings of the Board. Actions may be taken by the Executive Committee by formal meeting or by written action of the Committee without a meeting signed by a majority of the members of the Committee, or in case the Chairman deems it necessary or advisable to meet an emergency situation, said action may be taken by telephone or telegram to or from the respective members of the Committee, provided a memorandum of said telephone communication is made at the time and filed with the records of said Committee.

     (c) The Executive Committee shall consist of no fewer than three nor more than seven Directors. The Chairman of the Board and President of the corporation shall be ex-officio members of said Committee and the Chairman of the Board shall serve as Chairman and the President as Vice Chairman of said Executive Committee.

     (d) The Board may, by resolution adopted by the vote specified in Section 1 (a) of this Article VI for a resolution designating the members of the Executive Committee:

          (1) fill any vacancy, however occurring, in the Executive Committee;

          (2) remove any member of the Executive Committee at any time with or without cause; and

          (3)       designate a Vice Chairman of the Executive
Committee.

     (e) A quorum of members of the Executive Committee shall consist of a majority of the total number of members specified in the resolution designating the members of the Executive Committee, but no action shall be taken by the Executive Committee unless authorized by a majority of the total number of members specified in the resolution designating the members of the Executive Committee.

     (f) The Executive Committee shall keep written minutes of its proceedings and furnish such minutes to the Board upon request. The Executive Committee may make such rules not inconsistent with the Articles of Incorporation or these By-Laws for the conduct of its business as it may deem expedient. So far as applicable, the provisions of these By-Laws relating to the conduct of the meetings of the Board of Directors shall govern the meetings of the Executive Committee or other committees.

     Section 2.     Other Committees

     The Board, by resolution adopted by a majority of the total number of Directors, may at any time and from time to time create other committees of Directors (other than the Executive Committee), including but not limited to an Audit Committee and a Compensation Committee for such purposes as it may deem expedient for managing the business, property and affairs of the corporation and may also fix the number of the members of said committees.

     Section 3.     Limit on Authority of Committees

     In no event shall any committee designated by the Board of Directors have or exercise the authority of the Board of Directors with respect to the following matters:

     (1) The dissolution, merger or consolidation of the corporation; or the sale, lease or exchange of all or substantially all of the property of the corporation;

     (2) the recommendation to the shareholders of any amendment to the Articles of Incorporation;

     (3) the removal of Directors or the filling of vacancies in the Board;

     (4) the designation of any committee of Directors or the filling of vacancies in any such committee;

     (5) the fixing of compensation of the Directors for serving on the Board or any committee of Directors;

     (6) the amendment or repeal of the By-Laws, or the adopting of new By-Laws; and

     (7) the amendment or repeal of any resolution of the Board which by its terms shall not be so amendable or repealable.

     Section 4.     Responsibility of Board

     The designation of any committee and the delegation to it of authority shall not relieve the Board of Directors or any member thereof of any responsibility imposed on them by law.

                                ARTICLE VII

                       DIVISIONS OF THE CORPORATION

     Section 1. The Board of Directors by resolution adopted by majority of the full Board of Directors may create one or more operating divisions of the corporation and may create a Division Board for the operation and management of each division so created.

     Section 2. The Division Board of each division may elect a Chairman, a President, one or more Vice Presidents, a Treasurer and a Secretary and, at the option of such Division Board, an Assistant Secretary and Assistant Treasurer. Any or all of such division officers may be elected by the Board of Directors of the corporation without creation of a Division Board.

     Section 3.     Such Division Board may create a Division
Executive Committee consisting of three or more of its members and may delegate to such Committee all of the authority of said Division Board.

     Section 4. The Division Board, if created, shall manage the business of the division, may hire and fire personnel, may set salaries, and in general shall have all of the powers and authorities conferred upon the Board of Directors of the corporation subject to the advice, consent and approval of the Board of Directors of the corporation.

                               ARTICLE VIII

                        OFFICERS OF THE CORPORATION

     Section 1. (a) The officers of the corporation shall be a Chairman of the Board, a President, one or more Vice-Presidents (one or more of whom may be designated as Senior or Executive Vice President), a Secretary, a Treasurer, a General Counsel, and such other officers as the Board may from time to time elect, including but not limited to Assistant Secretaries, Assistant Treasurers and a Vice Chairman of the Board.

                         Any two or more offices may be held by the
same person but no officer may act in more than one capacity where action by two or more officers is required, and in no event may the same person simultaneously hold the offices of Chairman of the Board and Secretary or the offices of President and Secretary.

                    (b)  Subordinate Officers and Agents.  The
Board of Directors may appoint such other officers and agents as it shall deem necessary or expedient who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors and shall hold office until he shall resign or by removal or otherwise disqualified to serve.

     Section 2. (a) Election, Term and Qualification. The officers of the corporation shall be elected by the Board at its annual meeting but additional officers may be elected and vacancies filled at any other meeting of the Board.

                    (b) The Chairman of the Board, the President, and the Executive Vice President, if an Executive Vice President is elected, shall be members of the Board of Directors.

                    (c)  Each officer elected by the Board shall
hold office for a term of one year or until his death, resignation, retirement or disqualification or until his successor shall have been elected and qualified, whichever occurs first.

                    (d) If an officer continues as an employee of the corporation upon termination of his status as an officer, such termination shall not be construed as a break in the continuity of his service as an employee.

                    (e)  Termination as an employee shall
constitute termination as an officer.

     Section 3.     Compensation

                    (a)  The compensation of all officers of the
corporation shall be fixed by, or in the manner prescribed by, the Board. The Board may delegate to a committee of directors, or to the officers and directors of a division or subsidiary, the power to fix or approve compensation of the officers of each division or subsidiary.

                    (b)  No officer or other agent or employee
shall be barred from receiving compensation by reason of the fact that he is a Director, but no person who is also a Director shall vote as a Director or member of a committee in determining the amount of compensation payable to him as an officer.

     Section 4.     Resignation

                    Any officer may resign at any time and acceptance of the resignation shall not be necessary to make it effective.
Such resignation shall take effect at the time stated.

     Section 5.     Removal

                    Any officer elected by the Board may be removed by the Board at any time with our without cause at a regular or special meeting of the Board.

     Section 6.     Absence or inability to act

                    In case of absence or inability to act of any officer of the corporation, and of any person herein authorized to act in his place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer or director or any person whom it may select.

     Section 7.     Vacancies

                    Vacancies in any office arising from any cause may be filled by the Directors at any regular or special meeting and the persons so chosen shall hold office for the unexpired term in respect of which such vacancy occurred.

                                ARTICLE IX

                            DUTIES OF OFFICERS

     Section 1.     Chairman of the Board

                    The Chairman of the Board shall preside at all meetings of the Shareholders and the Board of Directors and shall be ex-officio a member of the Executive Committee and shall perform such other duties as these By-Laws or the Board may prescribe. In addition, he shall perform such other duties as are usually imposed upon such officers of said corporation and such as are required by law.

     Section 2.     President

                    Subject to the control of the Board, the President shall have general and active supervision and control over the business and affairs of the corporation and over its other officers, agents and employees. Without limiting the generality of the foregoing, the President shall:

                    (a) have authority to designate, appoint and remove, as he shall deem necessary or desirable, any officer of a division or department or any agent or employee of the corporation, but he shall have no authority to appoint or remove any corporate officer;

                    (b)  see that all resolutions, orders and
directives of the Board are carried into effect;

                    (c) be an ex-officio member of all committees of the Board.

                    (d)  keep the Board and any committee of the
Board fully informed as to the affairs of the corporation and shall freely consult them concerning the affairs of the corporation in his charge.

                    (e)  have authority to sign, execute and
deliver, with any other appropriate officer, corporate instruments of conveyance, instruments of indebtedness and obligation (including bonds) and contracts and other instruments and documents which may be authorized by the Board, except in cases where the signing, execution or delivery there of shall have been delegated by these By-Laws or by the Board to some other officer or agent of the corporation, or shall be required by law otherwise to be signed, executed or delivered; and

                    (f) perform all duties incident to the office of President and such other duties as the Board may prescribe from time to time.

     Section 3.     Executive Vice President

                    The Executive Vice President shall assist the
Chairman of the Board and President in the general and active management of the business and affairs of the corporation.

                    In the event of the absence, disability, resignation or death of the Chairman of the Board and the President, he shall exercise the authority and perform the functions of such respective offices.

                    In addition, the Executive Vice President shall exercise such powers and discharge such duties as may be assigned to him by the Chairman of the Board or the President or properly required of him by the Board of Directors.

     Section 4.     Vice Presidents

                    Each Vice President, in the order designated by the Board shall exercise the functions of the Chairman of the Board of the Directors and the President during their absence or inability to act. Each Vice President shall perform such other duties as the Chairman of the Board, the President or the Executive Vice President may prescribe. In the absence of the Chairman of the Board, the President or the Executive Vice President, or in the event of the death, inability or refusal to act by any of such officers, the powers, duties and functions of their respective offices shall be temporarily performed and exercised by one or more of the Vice Presidents as prescribed or directed by the Board; and when acting in such capacity they shall be subject to the restrictions upon such respective offices.

     Section 5.     Secretary

                    (a) The Secretary shall attend all meetings of the Shareholders and of the Board of Directors.

                    (b) Serve as Secretary of all meetings of the Shareholders and the Board of Directors and keep, or cause to be kept, in one or more books provided for that purpose the minutes of all meetings and proceedings of the Board, any committees of the Board, and of the Shareholders.

                    (c)  See that notices are duly given to
Shareholders and Directors in accordance with the Articles of Incorporation and these By-Laws and as required by law.

                    (d)  Have custody of the general records and
documents of the corporation other than those required to be kept in the custody of the Treasurer and the Controller, respectively, or pursuant to any directive of the Board or the President consistent with these By-Laws.

                    (e)  Maintain custody of the seal of the
corporation and see that it is affixed to all corporate documents required to be executed under seal.

                    (f) Sign all such instruments as may require his signature.

                    (g)  Keep the Chairman, the President,
Executive Vice President and the Board fully informed as to all matters relating to the business and affairs of the corporation for which he is responsible.

                    (h) In general, perform all duties incident to the office of Secretary and such other duties as the Board or the President may prescribe from time to time.

     Section 6.     Treasurer

                    The Treasurer shall:

                    (a)  Have charge and custody of, and be
responsible for, the funds of the corporation.

                    (b)  Disburse and invest the funds of the
corporation, as ordered or authorized by the Board.

                    (c)  Keep full and accurate records of
investments, receipts, deposits and disbursements.

                    (d)  Keep the President and the Board fully
informed as to all matters relating to the business and affairs of the corporation for which he is responsible.

                    (e)  Render to the Board, when required, an
account of his transactions as treasurer.

                    (f) In general, perform all duties incident to the office of Treasurer and such other duties as the Board or President may prescribe from time to time.

     Section 7.     Controller

                    The Controller shall:

                    (a) Maintain and have control of the books of account of the corporation.

                    (b)  See that adequate audits are regularly
made of the books of account of the corporation.

                    (c) Acting with other officers and employees, initiate and enforce measures and procedures to promote conduct of the corporation's business and affairs with maximum financial safety, efficiency and economy.

                    (d)  Keep the President and the Board fully
informed as to all matters relating to the business and affairs of the corporation for which he is responsible.

                    (e)  Prepare true statements of (1) the
corporation's assets and liabilities as of the close of its fiscal year, (2) the results of its operations for the fiscal year, and (3) changes in its surplus for the fiscal year; and make such statements available to the shareholders.

                    (f)  Render to the Board when required an
account of his transactions as Controller.

                    (g) In general, perform all duties incident to the office of Controller and such other duties as the Board or President may prescribe from time to time.

     Section 8.     Assistant Officers

                    In the event that one or more assistant officers of the corporation shall be elected by the Board, the respective officers may delegate to one or more of their assistant officers the performance of any of the duties of the officers, subject to any restrictions imposed by the Board. Each assistant officer shall also perform all such duties as the Board or the President may prescribe from time to time.

     Section 9.     Chief Executive Officer

                    The Board of Directors shall designate from the elected Chairman, President or Executive Vice President a Chief Executive Officer of the corporation who shall serve in that capacity as long as said individual holds that office or until some other individual from among those officers named is so designated by the Board.

                                 ARTICLE X

                              SHARES OF STOCK

     Section 1.     Certificates

                    (a)  Each owner of shares of stock of the
corporation shall be entitled to a certificate representing the number of fully paid shares which he owns.

                    (b) Certificates for shares shall be in such form as the Board shall approve, and may take the form of punchcard or other instrument suitable for electronic or computer processing.

                    (c)  Each certificate for shares shall be
signed by the President or a Vice President of the corporation and by the Treasurer or Secretary of the corporation, and shall also be countersigned both by a Transfer Agent and by a Registrar of the corporation's shares. The signature of any officer of the corporation or of any authorized representative of the Transfer Agent or the Registrar may be by facsimile, engraved or printed, and if both the Transfer Agent and the Registrar are persons other than the corporation itself or an employee of the corporation. In the event that any officer whose signature appears on a certificate shall have ceased for any reason to hold that office before the certificate is issued, the certificate may nonetheless be issued with such effect as if he were an officer at the date of issue.

                    (d) Each certificate for shares shall bear the Seal of the Corporation. The seal may be a facsimile or engraved or printed on the certificate.

                    (e)  Each certificate for shares shall state
that the corporation is organized under the laws of South Carolina; the name of the person to whom the certificate is issued; the number and class of shares represented by the certificate; and the par value of the share represented by the certificate or a statement that such shares are without par value.

     Section 2.     No Preemptive Rights

                    Preemptive rights for all shares of stock of the corporation are eliminated. No holder of shares of the corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any shares of the corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to, or to purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the corporation.

     Section 3.     Record Ownership

                    Appropriate records of all certificates for shares issued by the corporation shall be maintained. Such records shall state the name and address of the holder of each certificate for shares, the number of shares represented thereby, the class and series (if any) of the shares, the date on which the certificate was issued, and the date on which the certificate was cancelled if such be the case.

     Section 4.     Transfer

                    (a)  The transfer of all shares of the
corporation shall be registered on the books of the corporation by the holder of record of the shares or by his legal representative or by his agent or attorney duly authorized in writing. Transfer of shares shall be registered only upon surrender of the certificate representing such shares, and the certificate shall be cancelled before a new certificate is issued.

                    (b) Transfers of stock may be made subject to agreements between Shareholders and/or between Shareholders and the corporation in accordance with law.

                    (c) The Board may make or authorize the making of additional rules and regulations consistent with law and these By-Laws, which it may deem expedient for the issue, transfer and registration of transfer of all securities of the corporation.

     Section 5.     Lost, Stolen or Destroyed Certificates

                    (a) The holder of any certificate for shares of the corporation shall immediately notify the corporation that the certificate has been apparently lost, stolen or destroyed, or has been mutilated.

                    (b)  Subject to any further requirements or
limitations of the laws of the State of South Carolina and any amendments thereto: Upon receipt of an affidavit alleging that the certificate has been lost, stolen, destroyed or mutilated, the corporation may issue a new certificate for shares. The corporation may require as a condition to issuing a new certificate that the holder furnish to the corporation a bond in such sum and with such surety as may be deemed necessary to indemnify the corporation against any claim which may be made with respect to the certificate allegedly lost, stolen, destroyed or mutilated or with respect to the new certificate issued by the corporation. The corporation may determine that circumstances justify omission of any indemnity bond.

     Section 6.     Record Date

                    (a) The Board shall fix, in advance, a record date to determine the identity of shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment. The record date shall be not less than ten nor more than fifty days before the date of the meeting. When the Board has fixed a record date for a meeting, only those persons who were shareholders of record as of the record date, and no others, shall be entitled to notice of or to vote at the meeting, not withstanding any transfer of shares or registration thereof after the record date.

                    (b) The Board shall also fix a record date to determine the identity of shareholders entitled to receive payment of any dividend or other distribution, or the allotment of rights to subscribe to securities of the corporation, or entitled to exercise any rights with respect to any change, conversion or exchange of shares or for purpose of any other lawful action. The record date shall not be more than fifty days prior to the date on which the action is to be taken. When the Board has fixed a record date, only those persons who were shareholders of record as of the record date, and no others, shall be entitled to receive any such dividend, distribution or allotment or to exercise any rights, notwithstanding any transfer of shares or registration thereof after the record date.

                    (c)  If for any reason, a record date is not
fixed as provided by subsections (a) or (b), then the record date for determination of the identify of shareholders entitled to notice of or to vote at a meeting shall be the date on which notice of the meeting is mailed and in the case of the payment of a dividend, distribution or other like action, the date on which the Board adopts the resolution declaring the dividend or distribution or taking other action.

                    (d)  The stock transfer books shall not be
closed and registration of transfer of shares shall not cease after or because of the setting of a record date for any purpose.

     Section 7.     Ownership or Voting by Aliens

                    (a) As used in these By-Laws, the word "alien" shall be construed to include the following and their representatives: Any individual not a national of the United States of America; a partnership unless a majority of the partners are nationals of the United States of America and have a majority interest in the partnership profits; a foreign government, a corporation, joint-stock company or association organized under the laws of a foreign country; and any other corporation, joint-stock company or association controlled directly or indirectly by one or more of the above.

                    (b) Not more than one-fifth of the aggregate number of shares of stock of the corporation outstanding shall at any time be owned of record or voted by or for the account of aliens.

                    (c)  If the corporation is at any time
controlled directly or indirectly by any other corporation of which any officer or more than one-fourth of the directors are aliens, or of which more than one-fourth of the capital stock is owned of record or voted by or for the account of aliens, then such other corporation shall, so long as such condition continues to exist, have no voting, dividend or other rights with respect to the shares of this corporation which it owns, except the right to transfer such shares in such manner that such condition will cease to exist.

                    (d) The ownership of record of shares of stock by or for the account of aliens, and the nationality of transferees thereof, shall be determined in conformity with regulations prescribed by the Board of Directors. There shall be maintained separate stock records, a domestic record covering citizen shareholders and a foreign record covering alien shareholders.

                    (e)  Every certificate representing stock
issued or transferred to an alien shall be marked "Foreign Share Certificate", but under no circumstances shall certificates representing more than one-fifth of the aggregate number of shares outstanding at any one time be so marked, nor shall the total amount of stock represented by Foreign Share Certificates, plus the amount of stock owned by or for the account of aliens and represented by certificates not so marked, exceed one-fifth of the aggregate number of shares outstanding.

                    (f)  Every certificate issued not marked
"Foreign Share Certificate" shall be marked "Domestic Share
Certificate".

                    (g)  All stock represented by Foreign Share
Certificate may be transferred to aliens or to citizens.

                    (h) If, and so long as, the stock records of the corporation shall disclose one-fifth alien stock ownership, no transfers of shares of domestic record to aliens shall be made. If, and so long as, the stock records of the corporation shall disclose one-fifth alien stock ownership and it shall be found by the corporation that stock of domestic record is, in fact, held by or for the account of an alien, the holder of such stock shall not be entitled to vote, to receive dividends or to any other rights, except the rights to transfer such stock to a citizen of the United States of America.

                    (i) The Directors shall be authorized at any time and from time to time to adopt such other provisions as the Directors may deem necessary or desirable to avoid violation of the provisions of Section 310 (a) of the Federal Communications Act as now in effect or as it may hereafter from time to time be amended, and to carry out the provisions of this Article and of Article (8) of the Restated Articles of Incorporation.

                                ARTICLE XI

                            GENERAL PROVISIONS

     Section 1.     Dividends

                    (a) The Board may from time to time declare, and the corporation may pay, out of its unreserved and unrestricted earned surplus, dividends and other disbursements with respect to its outstanding shares in cash, property or its own shares.

                    (b)  The Board of Directors is authorized to
accumulate out of the net earnings of the corporation such capital as they deem necessary in the operation of the corporation, and to accumulate such reserves as they deem appropriate, including reserves to meet contingencies, for equalizing dividends, for future dividends, or for repairing, maintaining or acquiring property useful to the business of the corporation.

     Section 2.     Seal

                    The seal of the corporation shall be the seal imprinted at the foot of these By-Laws.

     Section 3.     Fiscal Year

                    The fiscal year of the corporation shall be determined by the Board of Directors.

     Section 4.     Dispensing With Notice

                    No notice required by these By-Laws need be given to any Shareholder or Director or other person with whom communication is made unlawful (a) by any law of the United States, or of any state, district, territory, or dependency of the United States, or of any area occupied or otherwise subject to control or jurisdiction of the United States, or (b) by or pursuant to any rule, regulation, proclamation or executive order issued pursuant to any such law.

     Section 5.     Shares in Other Corporations

                    The Board shall designate the person who shall have authority on behalf of the corporation to attend, vote and execute proxies for use at, any meeting of shareholders of any corporation in which this corporation holds shares of stock, or to execute any waivers and consents with respect to such shares. A resolution implementing this By-Law may designate an officer by title who shall have authority with respect to any or all shares of stock which the corporation may own in other corporations. In the absence of designation by the Board, the President shall have such authority.

                                ARTICLE XII

                              INDEMNIFICATION

     The corporation shall, to the full extent permitted by Section 12-18.18 of the Code of Laws of South Carolina, 1962, as amended, from time to time, indemnify all persons whom it may indemnify pursuant thereto. In this connection, the corporation is authorized to take out such insurance as it may deem necessary or desirable consistent with the indemnification provisions of said Section 12-18.18.

                               ARTICLE XIII

                                AMENDMENTS

     Subject to any further requirements or limitations of the laws of the State of South Carolina, and any amendments thereto:

     (a) These By-Laws may be amended or repealed or new By-Laws may be adopted by the Shareholders at any meeting, provided that (1) the notice of the meeting states that action on the By-Laws is one of the purposes of the meeting, and (2) the action is adopted by the affirmative vote of the Shareholders entitled to exercise a majority of the voting power of the corporation.

     (b) The By-Laws may be amended or repealed or new By-Laws adopted by the Board at any meeting, provided that (1) the notice of the meeting states that action on the By-Laws is one of the purposes of the meeting, and (2) the action is taken by an affirmative vote of a majority of the total number of Directors which should have been elected, pursuant to Article III, Section 2
(a), at the next preceding annual meeting of Shareholders, whether or not such number of Directors was in fact elected.

     (c)  The Board shall have no power to adopt a By-Law:

          (1) requiring more than a majority of the voting shares for a quorum at any meeting of Shareholders or more than a majority of the votes cast to constitute action by the Shareholders, except where higher percentages are required by law;

          (2) classifying and staggering the election of Directors; and

          (3) providing for management of the business and affairs of the corporation otherwise than by the Board or its Executive or other committee.

     (d) By-Laws adopted or amended by action of the Shareholders may be repealed, altered or amended by the Board except when the By-Law adopted by the Shareholders shall specifically provide that it may be altered or amended only by the shareholders.

                             MULTIMEDIA, INC.
                ACTION BY MEMBERS OF THE BOARD OF DIRECTORS
                         UNANIMOUS WRITTEN CONSENT



          By unanimous written consent of the members of the board of directors, the bylaws of the corporation are amended to provide, in lieu of the language presently contained in Article III Section 2 (d), the following:

          With the Exception of the members of the board who are elected officers of the corporation, no person shall be elected, appointed or serve as a director until he reaches the age of twenty-five years or after the annual meeting of the shareholders' next succeeding the earlier of his seventieth birthday or the twenty-fifth anniversary of his service as a member of the board of directors.

          Effective the 23rd day of April, 1992.

/s/ Walter E. Bartlett                /s/ Leslie G. McCraw
- - -------------------------             -------------------------
Walter E. Bartlett                    Leslie G. McCraw

/s/ Robert E. Hamby, Jr.              /s/ John T. LaMacchia
- - -------------------------             -------------------------
Robert E. Hamby, Jr.                  John T. LaMacchia

/s/ David L. Freeman                  /s/ Donald D. Sbarra
- - -------------------------             -------------------------
David L. Freeman                      Donald D. Sbarra

/s/ George H. V. Cecil                /s/ Elizabeth P. Stall
- - -------------------------             -------------------------
George H. V. Cecil                    Elizabeth P. Stall

/s/ Rhea T. Eskew                     /s/ William C. Stutt
- - --------------------------            -------------------------
Rhea T. Eskew                         William C. Stutt

/s/ James E. Jolley                   /s/ Dorothy P. Ramsaur
- - -------------------------             --------------------------
James E. Jolley                       Dorothy P. Ramsaur

                              MULTIMEDIA, INC.

                      Board of Directors' Resolution



     RESOLVED that the bylaws of the corporation are amended to provide, in lieu of the language presently contained in Article III
Section 2(d), the following:

     With the exception of the members of the board who are elected officers of the corporation, no person shall be elected, appointed or serve as a director until he reaches the age of twenty five years or after the annual meeting of the shareholders' next succeeding the earlier of his seventy-second birthday or the twenty-fifth anniversary of his service as a member of the board of directors.



Adopted December 10, 1993.